UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of

              The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 5, 2006


                   FORSTER DRILLING CORPORATION
                         ----------------------------
     (Exact name of registrant as specified in its charter)

         Nevada                     000-29603               91-2070995
         ------                     ---------               ----------
(State of organization)     (Commission File Number)      (IRS Employer
                                                        Identification No.)

6371 Richmond, #275
Houston, Texas                                    77057
----------------------------------------        ----------
(Address of principal executive offices)          (Zip Code)

Registrant's Telephone Number, including area code: (713) 266-8005

Former name or former address, if changed since last report: Process Technology Systems, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a- 12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

     Effective July 5, 2006, the Company changed its name to Forster Drilling Corporation by filing a Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State. In connection with the name change, the Company was assigned a new ticker symbol "FODL", and the Company's stock will continue to be traded on the OTC Bulletin Board. Additionally, the Company's new CUSIP number is 34659w 10 2.

     On or about July 17, 2006, the Company's transfer agent, Computershare, will send a letter of transmittal to the Company's shareholders instructing them how to exchange their old stock certificates for new stock certificates.

     The Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

The following exhibits are to be filed as part of this 8-K:

          EXHIBIT NO.                  IDENTIFICATION OF EXHIBIT
     3.1            Certificate of Amendment to the Articles of Incorporation
     99.1           Press release issued July 12, 2006

                            SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PROCESS TECHNOLOGY SYSTEMS, INC.



                                   By:  /s/ F. E. Forster III
                                   F. E. Forster III, Chief Executive Officer


DATE:  July 12, 2006

                         EXHIBIT INDEX


Exhibit No.                  Description
-------------                     -----------
3.1            Certificate of Amendment to the Articles of Incorporation
99.1           Press release issued July 12, 2006

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